                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) December 11, 1998
                                                -------------------------------

                    CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Bermuda                       0-24796              Not Applicable
----------------------------   -----------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)


Clarendon House, Church Street, Hamilton                         HM CX Bermuda
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code      (441) 296-1431
                                                   ----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.           Disposition of Assets.

On December 11, 1998, Central European Media Enterprises Ltd. ("the Company") sold (the "TVN Sale") its interests in the TVN television operations in Poland to International Trading and Investments Holding S.A. ("ITI"), a company publicly traded on the Luxembourg Stock Exchange and the Company's partner in the TVN operations. The TVN Sale was effected pursuant to a Sale and Purchase Agreement dated December 10, 1998. Prior to the TVN Sale, the Company and ITI were partners in the TVN television operations such that certain indirect wholly owned subsidiaries of the Company owned 33% of the outstanding shares of TVN Sp. z o.o. ("TVN") and 50% of the outstanding shares of Federacja
Sp. z o.o. ("Federation"). In addition, certain indirect wholly owned subsidiaries of the Company owned 49% of the outstanding shares of Neovision Holding B.V. ("Neovision") and 10% of the outstanding shares of ITI Media. Details of the TVN Sale are as follows: the Company caused its subsidiaries to transfer to ITI and certain of its affiliates all of their above listed interests in TVN, Federation, Neovision and ITI Media together with certain outstanding receivables in exchange for $10 million in cash, a note (the "ITI Note") in a principal amount of $40 million bearing interest at a rate of 5% per annum and generally maturing on December 10, 2001 that is convertible into equity securities of ITI and exchangeable into similar debt securities of ITI, the release of a $10 million bank guarantee and the assumption by ITI of various obligations of the Company and its subsidiaries in respect of programming and satellites relating to the TVN operations. Pursuant to the terms of the Sale and Purchase Agreement and the ITI Note, between September 10, 2001 and the maturity date of the ITI Note, the Company will be able to convert, at its option, all or any portion of the principal amount of the ITI Note plus all interest accrued and unpaid thereon (the "Conversion Amount") into an amount of equity securities of ITI (the "ITI Ordinary Shares") equal to the Conversion Amount divided by 80% of the average of the daily closing price of one share of the publicly traded ITI Ordinary Shares during the twelve month period immediately preceding the time that the Company gives notice of its intention to convert on whichever of the Warsaw Stock Exchange or the Luxembourg Stock Exchange has the largest average daily trading volume. As a result of the TVN Sale, the Company will record a write-down of approximately $25 million in its fourth quarter financial results. Ronald S. Lauder, the non-executive Chairman of the Board of Directors of the Company, owns a non-controlling indirect minority interest in ITI.

Item 7.           Financial Statements and Exhibits.

The following are the pro forma financial statements of the Company taking into account the TVN Sale:

         Pro Forma Consolidated Balance Sheet as of September 30, 1998.        3

         Pro Forma Consolidated Statements of Operations for the Year Ended
             December 31, 1997.                                                5

         Pro Forma Consolidated Statements of Operations for the Nine Months
             Ended September 30, 1998.                                         6

         Notes to Pro Forma Financial Statements (unaudited).                  7

                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD
                 PRO FORMA - Consolidated Balance Sheet as at
                              September 30, 1998

                                                            ($000s)
                                                         (unaudited)
                                                            ACTUAL                                                     PRO-FORMA
                                                              CME           Polish          SUBTOTAL   Adjustments    September 30,
                                                      September 30, 1998   Entities                                       1998
                                                          (unaudited)                                                 (unaudited)
ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                31,240         (405)           30,835      10,000  a)       40,835
     Restricted cash                                             274            -               274           -              274
     Accounts receivable, net                                 34,023       (7,551)           26,472           -           26,472
     Program rights costs                                     40,662      (10,255)           30,407           -           30,407
     Advances to affiliates                                   15,403       (3,711)           11,692      (3,198) c)        8,494
     Other short-term assets                                  19,435       (3,754)           15,681           -           15,681
        Total current assets                                 141,037      (25,676)          115,361       6,802          122,163


     Investments in unconsolidated affiliates                 42,967            -            42,967           -           42,967
        Federacja                                                  -            -                 -           -                -
        TVN                                                    2,395       (2,395)                -           -                -
        Neovision                                              7,447       (7,447)                -           -                -
     Investments                                              13,008            -            13,008           -           13,008
        ITI                                                   10,000      (10,000)                -           -                -
     Loans to affiliates                                      33,939            -            33,939     (20,930) c)       13,009
     Note receivable                                                            -                 -      19,836  b)       19,836
     Property, plant and equipment, net                       70,547      (10,043)           60,504           -           60,504
     Program rights costs                                     21,063       (1,139)           19,924           -           19,924
     Licence costs and other intangibles, net                  6,274            -             6,274           -            6,274
     Goodwill and organization costs, net                     53,383            -            53,383           -           53,383
     Deferred income taxes                                     1,653            -             1,653           -            1,653
     Other assets                                             28,669      (21,148)            7,521           -            7,521

     Total assets                                            432,382      (77,848)          354,534       5,708          360,242

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued liabilities                 71,065      (15,340)           55,725       4,000 d)        59,725
     Duties and other taxes payable                           13,283       (2,874)           10,409           -           10,409
     Income taxes payable                                        608            -               608           -              608
     Current portion of credit facilities and                  9,672            -             9,672           -            9,672
     obligations under capital leases
     Dividends payable                                             -            -                 -           -                -
     Investments payable                                       9,133            -             9,133           -            9,133
     Advances from affiliates                                 34,676      (47,678)          (13,002)     14,809 c)         1,807
        Total current liabilities                            138,437      (65,892)           72,545      18.809           91,354

     Deferred income taxes                                     1,780            -             1,780           -            1,780
     Long-term portion of credit facilities and               25,785      (12,647)           13,138      12,647 c)        25,785
     obligations under capital leases
     Investments payable                                       2,563            -             2,563           -            2,563
     $100,000,000 9 3/8 % Senior Notes                        99,870            -            99,870           -           99,870
     DM 140,000,000 8 1/8 % Senior Notes                      83,611            -            83,611           -           83,611
     Other Liabilities                                           762            -               762           -              762
     Minority interest in consolidated                             -            -                 -           -                -
     subsidiaries

     Commitments and contingencies                                                       -

SHAREHOLDERS' EQUITY:
     Class A Common Stock, $0.01 par value: authorized:
     100,000,000 shares at September 30, 1998 and
     100,000,000 shares at December 31, 1997
     issued and outstanding:                                     181             -              181           -              181
     18,070,789 at September 30, 1998
     and 16,934,894 at December 31, 1997;
     Class B Common Stock, $0.01 par value: authorized:
     15,000,000 shares at September 30, 1998
     and December 31, 1997 ;

     issued and outstanding: 6,062,329 at                         61             -               61           -               61
     September 30, 1998 and 7,064,475 at
     December 31, 1997
     Additional paid-in capital                              333,895             -          333,895           -          333,895
     Accumulated deficit                                    (251,793)          747 e)      (251,046)    (25,748) e)     (276,794)
     Cumulative currency translation                          (2,770)          (56)          (2,826)          -           (2,826)
     adjustment

        Total shareholders' equity                            79,574           691           80,265     (25,748)          54,517


     Total liabilities and shareholders' equity              432,382       (77,848)         354,534       5,708          360,242


                    CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
               PRO FORMA - Consolidated Statements of Operations
                         ($000s, except per share data)
                                  (unaudited)

                                                                ACTUAL                                   PRO-FORMA
                                                              Year ended         Operations of          Year ended
                                                             December 31,            Polish            December 31,
                                                                 1997               Entities               1997
                                                                                                        (unaudited)
    GROSS REVENUES:                                                    199,502            (5,129)                 194,373
    Discounts and agency commissions                                   (44,108)                -                  (44,108)
                                                         -----------------------------------------------------------------
    Net revenues                                                       155,394            (5,129)                 150,265

    STATION EXPENSES:
          Other operating costs and expenses                            80,171           (19,474)                  60,697
          Amortization of programming rights                            32,464            (9,694)                  22,770
          Depreciation of station fixed assets and                      15,654              (470)                  15,184
            other intangibles
                                                         -----------------------------------------------------------------
          Total station operating costs and expenses                   128,289           (29,638)                  98,651
          Selling, general and administrative expenses                  27,372            (4,419)                  22,953

    CORPORATE EXPENSES:
          Corporate operating costs and development                     25,467                 -                   25,467
          expenses
          Amortization of goodwill and allowance for                    14,845                 -                   14,845
          development costs
          Capital registration tax                                           -                 -                       -
                                                          -----------------------------------------------------------------
                                                                        40,312                 -                  40,312

    Operating (loss) / profit                                          (40,579)            28,928                (11,651)

    Equity in loss of unconsolidated affiliates                        (12,394)             2,054                (10,340)
    Loss on impairment of investments in unconsolidated                (20,707)                 -                (20,707)
    affiliates
    Interest and other income                                           10,142               (29)                 10,113
    Interest expense                                                   (16,128)                6                 (16,122)
    Foreign currency exchange (loss) / gain                             (6,818)              961                  (5,857)
                                                         -----------------------------------------------------------------

    Net loss / (income)  before provision for income                   (86,484)           31,920                 (54,564)
    taxes
    Provision for income taxes                                         (14,608)                -                 (14,608)
                                                         -----------------------------------------------------------------

    Net Loss before minority interest                                 (101,092)           31,920                 (69,172)
    Minority interest in loss / (income) of                             16,000           (14,934)                  1,066
    consolidated subsidiaries
                                                         -----------------------------------------------------------------

    Net loss                                                           (85,092)           16,986                 (68,106)
                                                         =================================================================

    PER SHARE DATA Net loss per share
          Basic                                                          (3.56)                                    (2.85)
                                                                         ======                                    ======
          Diluted                                                        (3.56)                                    (2.85)
                                                                         ======                                    ======

    Common shares used in computing per share amounts:
          Basic                                                         23,911                                    23,911
                                                                        =======                                   ======
          Diluted                                                       23,911                                    23,911
                                                                        =======                                   ======

                    CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
               PRO FORMA - Consolidated Statements of Operations
                         ($000s, except per share data)
                                  (unaudited)

                                                            ACTUAL                                    PRO-FORMA
                                                          Nine months         Operations of          Nine months
                                                            ended                Polish                ended
                                                      September 30, 1998        Entities         September 30, 1998
                                                          (unaudited)                                (unaudited)

    GROSS REVENUES:                                                175,283            (20,837)                 154,446
    Discounts and agency commissions                               (37,923)             2,272                  (35,651)
    Net revenues                                                   137,360            (18,565)                 118,795

    STATION EXPENSES:
          Other operating costs and expenses                        76,031            (22,926)                  53,105
          Amortization of programming rights                        57,809            (18,719)                  39,090
          Depreciation of station fixed assets and                  14,658             (2,549)                  12,109
          other intangibles
          Total station operating costs and expenses               148,498            (44,194)                 104,304
          Selling, general and administrative                       25,556             (4,746)                  20,810
          expenses

    CORPORATE EXPENSES:
          Corporate operating costs and development                 18,403               (464)                  17,939
          expenses
          Amortization of goodwill and allowance                    13,318                   -                  13,318
          for development costs
          Restructuring charge                                       2,552                   -                   2,552
                                                                    34,273                (464)                 33,809

    Operating (loss) / profit                                      (70,967)             30,839                 (40,128)

    Equity in loss of unconsolidated affiliates                     (3,498)              2,914                    (584)
    Loss on impairment of investments in                                 -                   -                       -
    unconsolidated affiliates
       Interest and other income                                     2,531                 551                   3,082
       Interest expense                                            (16,002)                 54                 (15,948)
                                                                  --------                 ---                --------
    Interest and other income                                      (13,471)                605                 (12,866)
    Foreign currency exchange (loss) / gain                         (8,953)                609                  (8,344)

    Net (loss) / income before provision for income                (96,889)             34,967                 (61,922)
    taxes
    Provision for income taxes                                      (8,426)                  -                  (8,426)

    Net Loss before minority interest                             (105,315)             34,967                 (70,348)
    Minority interest in loss / (income) of                         16,618             (16,026)                    592
    consolidated subsidiaries

    Net loss                                                   $   (88,697)             18,941                 (69,756)

    PER SHARE DATA Net loss per share (Note 2)
          Basic                                                  $   (3.69)                                   $  (2.90)
                                                                 =========                                    =========
          Diluted                                                $   (3.69)                                   $  (2.90)
                                                                 =========                                    =========

    Common shares used in computing per share amounts:
          Basic                                                     24,063                                      24,063
                                                                    ======                                      ======
          Diluted                                                   24,063                                      24,063
                                                                    ======                                      ======

Notes to Pro Forma Financial Statements (Unaudited)

1.    Basis of Presentation

Reference is made to Item 2. of this filing for a description of the TVN Sale (as defined in Item 2) for which the following pro forma financial statements are provided.

The unaudited pro forma balance sheet eliminates the assets and liabilities of the Polish operations as of September 30, 1998 and further includes the TVN Sale transaction, assuming the disposition had been completed as of the respective balance sheet date. The pro forma statements of operations are the statement of operations of Central European Media Enterprises Ltd. for the year ended December 31, 1997 and for the nine months ended September 30, 1998, assuming that the TVN Sale occurred at the beginning of the periods presented.

The historical balance sheet used in the preparation of the pro forma financial statements has been derived from Central European Media Enterprises Ltd's unaudited financial statements as of September 30, 1998. The historical statement of operations for the year ended December 31, 1997 has been derived from the audited statements of operations for such period. The historical statement of operations for the nine months ended September 30, 1998 has been derived from the Company's unaudited financial statements for such period.

2.    Unaudited Pro Forma Adjustments

A description of the adjustments included in the auaudited pro forma financial statements are as follows:

a) Reflects the receipt of $10 million in cash from the acquiror of the Company's interest in Poland

b) Reflects the present value of the note received from the acquiror of the Company's interest in Poland, which bears a below-fair-market-value interest rate

c) Reflects the write-off of amounts due to and from the Company from and to the acquiror of the Company's interests in Poland

d)   Reflects the estimated costs and expenses associated with the TVN Sale


e)   Reflects the estimated loss on the TVN Sale

f) The adjustments are based on available information and upon certain assumptions Central European Media Enterprises Ltd. believes are reasonable under the circumstances.

Exhibits

2.1. Sale and Purchase Agreement, dated December 10, 1998, between Central European Media Enterprise Ltd. and International Trading and Investments Holding S.A.

99.1 Press Release of Central European Media Enterprises Ltd., dated December 10, 1998.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        Central European Media Enterprises Ltd.
                                        ---------------------------------------
                                                     (Registrant)




December 28, 1998                   By /s/ John A. Schwallie
----------------------                 ---------------------------------------
          Date                         John A. Schwallie
                                       Chief Financial Officer